EXHIBIT 10.1

SPANTER DEVELOPMENTS INC
2015 PEEL, SUITE 1200, MONTREAL, QUEBEC, H3A ITS
TEL: (514) 845-2265 PAX: (514) 845-4472

    Transmitted by Fax
    October 31st, 2005

    MIAD SYSTEMS LIMITED
    Attn: Michael Green
    43 Riviera Drive, Unit 7
    Markham, Ont. L3R 5J6

         no.: 1-905-479-9472

         No of pages: 2

                  RE: LEASE RENEWAL 43 RIVIERA DRIVE, UNITS 5&6
                               MARKHAM - ONTARIO

    Dear Mr. Green:

    Further to our discussions, we hereby offer to renew Lease for above mentioned premises between Spanter Developments Inc. and Miad Systems Ltd. dated September 13th, 2001 in accordance with the terms and conditions set forth:

    1. TERM
       ----

       The Term of the Lease shall be amended to be five (5) years commencing on the first (1st) day of December 2005 and ending on the thirtieth (30th) day of November 2010.

    2. PREMISES;
       ---------

       Units 5 & 6, 43 Riviera Drive, Markham, Ontario

    3. AREA:
       -----

       9,975 square feet

    4. NET RENT:
       ---------

       The Net Rent during the Term of the Lease shall be amended as follows:

       From December 1st, 2005 to November 30th, 2007 -
         Net rent of $6.00 / square foot
       From December 1st, 2007 to November 30th, 2009 -
         Net rent of $6.25 / square foot
       From December l", 2009 to November 30th, 2010 -
         Net rent of $6.50 / square foot

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    5. LESSOR'S WORK;
       --------------

       The Lessor shall at its expense repaint the offices and install new building standard carpet in the offices.

    6. CONDITIONS;
       -----------

       All other terms and conditions remain the same as per Lease dated November 14th, 1996 and Offer to Lease dated September 13th, 2001 between Spanter Developments Inc. and Miad Systems Ltd.

    We trust the above meets with your approval and would appreciate you signifying your acceptance by signing and returning a copy of this letter prior to November 2nd,2005, 5:00pm, after which time this Offer to Amend the Lease shall become null and void. If you have any questions, please do not hesitate to contact us.

    Yours very truly,

    Ronald Mashaal
    SPANTER DEVELOPMENTS INC.

    APPROVED AND ACCEPTED, this 1st day of November 2005.

    per               .M.Green,President
               MIAD SYSTEMS LTD.

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